Exhibit 99.1

DTE Energy Strategic Overview for Lehman Brothers CEO Energy/Power Conference David E. Meador Executive Vice President and CFO September 7, 2006

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the higher price of oil and its impact on the value of production tax credits, and the ability to utilize and/or sell interests in facilities producing such credits, or the potential requirement to refund proceeds received from synfuel partners; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance; nuclear regulations and operations associated with nuclear facilities; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; uncollectible accounts receivable; litigation and related appeals and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2005 Form 10-K, and the 2006 quarterly reports on Form 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330.

DTE Energy's Investment Thesis 5-6% utility growth customer focused investment program 10-20% non-utility growth1 strong pipeline of opportunities stable balance sheet financial flexibility +5% dividend yield competitive and sustainable 9-10% overall earnings growth1 1 excluding synfuels cleaner air significant emissions reduction 1st quartile performance customer satisfaction, operations and safety + actions results 5-6% potential annual earnings growth reasonable rates mitigate impact on customer rates customer-focused investment program Performance Excellence Process DTE Energy's Utility Strategy: Earnings Growth with Reasonable Rate Impact

Recent Settlement of Show Cause Case Benefits Detroit Edison Strategic Benefits Financial Benefits Remain positioned to earn authorized 11% ROE in 2006 and 2007 Gained mechanism to reduce Electric Choice exposure Granted deferral and amortization of $200-250M in costs to achieve savings from ongoing restructuring effort Progress on rate deskewing Regulatory certainty Early settlement indicative of improving regulatory climate Progress on addressing Michigan's hybrid market

Detroit Edison Investment Program Includes $1B for Clean Air Act Compliance Potential Cost 2006-2010 Potential In Service Date Unit 3 SCR ~$150M 2007 Unit 4 Scrubber and common infrastructure ~$300M 2008 Unit 3 Scrubber ~$200M 2010 Units 1 and 2 Scrubbers ~$400M Post-2010 Compliance with the Clean Air Act will focus on 3,000 MW coal-fired Monroe plant Monroe Power Plant ~2009 New construction Unit 3 SCR Unit 4 scrubber and infrastructure Construction is underway and on schedule 2006 expenditures projected at $200-250M ~$1,050M

MichCon's Gas Distribution System Investments Benefit Customers

DTE Energy

Distribution system expansion	New infrastructure to meet demand growth in W. Michigan ~ $75M capex	**On track** year end 2007 completion
Regulated gas storage expansion	Increase summer storage capacity by 17 Bcf ~ $75M capex	**On track** year end 2007 completion
Pipeline Safety Act compliance	Inspect 400 miles of high consequence area (HCA) pipe by 2012 and repair as necessary ~ $10-20M capex per year	**On track** 42 HCA miles inspected 2006 year-to-date

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2006 2010 Detroit Edison 3000 3850 MichCon 800 925 2006 2010 Detroit Edison 3000 3850 MichCon 800 925 Investment in Utilities Grows Potential Net Income by over $100M Illustrative Equity Base Growth ($millions) ~$3,800 ~$4,800 ~$420 ~$525 Illustrative Earnings Growth* ($millions) * Assumes 11% authorized return on equity Annual Earnings Growth Rate 5-6%

Performance Excellence Process Focused on Improving Service while Reducing Cost Increased Productivity and Reduced Costs Improved Customer Satisfaction Expect total pre-tax savings of $50-100M for shareholders and customers in 2006, increasing to $250-350M in 2008 O&M savings of $30-70M expected in 2006, increasing to $200-250 in 2008 ~350 employees accepted first round of voluntary separation offers Improved reliability and fewer customer outages Technology and services We are on target to achieve our performance and savings goals

2005A 2006E 2007E 2008E 2009E 2010E Base Utility Earnings 345 383 361 297 250 199 PEP Savings 27 97 138 138 138 MichCon Rate Increase 15 36 43 62 Deco Rate Increase 70 125 Performance Excellence Process Creates Headroom for Utility Investment $345 Illustrative Profile of Utility Operating Earnings Growth* ($ millions) ~$525 * Reconciliation to GAAP reported earnings included in the appendix Detroit Edison rate increase Base utility earnings Performance Excellence Process savings MichCon rate increase Investments are translated into rate base through standard rate cases Potential MichCon rate case in 2006-2007 Detroit Edison required to file rate case by July 2007

DTE Energy's Non-Utility Strategy Focus on three key, well-defined areas Disciplined Investment with a strict risk/return criteria that has produced solid returns Value Creation with an objective to bring each non- utility business segment to $50-100M of earnings thereby increasing visibility and valuation Continued significant value creation is the objective of our non-utility businesses

Non-Utility Investment Focused on Three Key Areas Own and operate energy-related assets for large energy-intensive customers Store, transport and trade gas, electricity and coal Shale gas production in the Antrim and Barnett Power & Industrial Projects Fuel Transportation & Marketing Unconventional Gas Production

Unconventional Gas Has a Clear Focus on Shale Production Active in two plays: the Antrim and Barnett shales 15+ years of experience with unconventional resources Lowest cost operator in Antrim Not pursuing conventional E&P

Unconventional Gas: 2006 Barnett Shale Progress Goal Progress Drill 55 Wells Drilled 40 to date 6 rigs operating Produce 4.1 Bcfe net (~500% increase over 2005) On forecast to meet or exceed Increase proved reserves to 100 Bcfe by year end On forecast to meet or exceed Drill 4 additional test wells in southern area On track Bring gas to sales from previously unproven southern areas Currently producing 3 mmcfd in newly proved southern area, another area to begin production in Q3 Clay Zones of DTE Acreage 31,000 ac. 4,000 ac. 56,000 ac. Core area Southern Expansion Area Vertical Wells Horizontal Wells Dallas/ Ft Worth Metropolitan Area Western area

Net Production Rate (mmcf/day) 0 13 Gross Producing Wells 5 95 8/31/06 1/1/05 Reserves (Bcfe) Probable Reserves Proven Reserves 8 16 120 59 179 8 12/31/2005 1/1/2005 Acreage Position (thousands) Net Undeveloped Acres Net Developed Acres 49 49 73 18 91 12/31/05 1/1/05 Barnett Shale Operating Metrics 65 12/31/05 8/31/06 1/1/05 12/31/05 4 62 14 8/31/06 76 Production has increased substantially in 2006 Current production of ~13 mmcfd, 265% higher than year-end 2005 Approximately 8 mmcfd awaiting pipeline connections and expected to come on line in September Through Q2 we entered into a series of cash flow hedges for 5.6 Bcf of gas production through 2010 at ~$8/Mcf (at Ft. Worth Basin) Progress being made on proving southern acreage To date we have drilled 8 wells in 4 distinct areas of the southern acreage and all wells have been gas productive First production was established in Hill County and area is currently under development First Bosque County well will go to sales in Q3 Currently have one test well drilling in new area and 1-2 additional new area wells planned in 2006 Unconventional Gas: 2006 Barnett Shale Progress

Area of detail Antrim Shale DTE Acreage DTE CO2 Plants Goal Progress Drill 130 Wells Drilled 104 to date and expect to meet or exceed target Produce 22 Bcfe net On forecast to meet 100% reserve replacement On forecast to meet or exceed Drill 10 horizontal wells Drilled 7 horizontal wells to date Unconventional Gas: 2006 Antrim Shale Progress

Unconventional Gas Investment Outlook Antrim: capital budget primarily consists of development and infill wells Barnett: capital budget a mix of development and test wells Additional growth capital for small acquisitions Unconventional Gas Production Capital Expenditures ($ millions) 2004 2005 2006E 2007E 2008E 38 144 170 180 180 20 20 20 $144 $170-190 $180-200 $180-200 2004 2005 2006E 2007E 2008E 6 4 25 40 50 5 10 15 Unconventional Gas Production Operating Earnings* ($ millions) $4 $50-65 Drivers of earnings are market prices and production volumes Antrim production forward sold under $3/Mcfe legacy hedges by year: As we develop reserves, we expect to hedge a significant portion of our production Valuations based on reserves, not operating earnings, are the best measure of this business' underlying value 2006 2007 2008 2009 2010 2011 91% 81% 65% 63% 63% 51% * Reconciliation to GAAP reported earnings included in the appendix

Overall DTE Energy Earnings Profile Shows Strong Growth Potential 2005A 2006E 2007E 2008E 2009E 2010E Utilities 345 403 423 444 467 490 Non-Utility - Other -51 51 44 51 56 59 Non-Utility - Areas of Future Capital Investment 35 85 120 155 175 185 Synfuels 273 215 215 Corporate & Other -51 -75 -93 -89 -85 -81 Potential Profile of Operating Earnings* Excludes Synfuels ($ millions) 9-10% average annual operating earnings growth potential from 2006-2010* Utility Growth Non-Utility Growth * Excludes synfuel; reconciliation to GAAP reported earnings included in the appendix

2006 2007 2008 2009 Total AMT 400 400 600 970 580 Hedge 200 370 30 260 Production 160 Synfuels Expected to Produce ~$1B in Cash by Year End 2009 Even with No Future Production Expected Synfuel Cash Flow Assuming No Future Production 2006-2009 ($ millions) ~$400 2006E 2007E 2008E 2009E ~$200 ~$370 ~$30 ~$1,000 Total Tax Benefits Oil Hedge Proceeds Partner Payments ~ $1B of cash from synfuels in 2006-2009 regardless of oil prices $5.00 per share NPV at 8% discount rate Upside of ~$200-300M if oil prices decline We will continue to manage cash and capital within balance sheet targets

Stable Balance Sheet Metrics Provide Flexibility DTE Energy Funds from Operations/Debt 2004A 2005A 2006E 2007E 2008E 19 22 21 23 23 2 2 2 19% 22% 21-23% 23-25% DTE Energy Leverage* 2004A 2005A 2006E 2007E 2008E 23-25% 2004A 2005A 2006E 2007E 2008E 51 52 52 50 50 2 3 3 51% 52% 52-54% 50-53% 2004A 2005A 2006E 2007E 2008E 50-53% * Excludes securitization debt and MichCon short term borrowings

Industry Dividend Yield August 31, 2006 PGN 0.054 ED 0.05 DTE 0.05 AEE 0.047 KSE 0.045 SO 0.045 NI 0.043 CNP 0.041 SCG 0.04 AEP 0.04 D 0.035 FPL 0.034 PEG 0.033 PCG 0.032 FE 0.032 PPL 0.031 ETR 0.028 EXC 0.026 TXU 0.025 EIX 0.025 CEG 0.025 SRE 0.024 CMS 0 Our Sustainable Dividend is Very Competitive DTE 5% Our current stable dividend is $2.06 per share annually Our dividend policy is based on underlying, long-term cash flows Temporary synfuel cash flows are not part of dividend considerations If our earnings increase as expected, our payout ratio will improve Dividend Payout Based on Illustrative Profile of Operating Earnings Excluding Synfuels 2006E 2007E 2008E 2009E 2010E

DTE Energy's Investment Thesis DTE Energy plans to create significant value for shareholders over the next five years The utilities are positioned to grow earnings 5-6% per year while driving a customer focused investment program Our three non-utility businesses have opportunities to grow earnings and increase cash flow The balance sheet is stable and we have sufficient flexibility to execute our plan The dividend yield is attractive, and as the payout ratio decreases, we are open to considering a dividend increase

For More Information DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

Reconciliation of 2005 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. $345 utility earnings

Reconciliations Non-Utility Operating Earnings in Areas of Expected Future Capital Investment to Non-Utility Reported Earnings (excludes Corporate & Other) Use of Non-Utility Operating Earnings - DTE Energy management believes that non-utility operating earnings provides a more meaningful representation of the company's earnings from ongoing non-utility operations and uses this measure as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Use of Non-Utility Operating Earnings in areas of Expected Future Capital Investment - DTE Energy management believes the use of this measure provides a meaningful depiction, for external communications with analysts and investors, of the earnings growth in the non-utility businesses where the company expects to invest significant capital in the future.

Reconciliations In this release, DTE Energy discusses 2006 operating earnings guidance. It is likely that certain items that impact the company's 2006 reported results will be excluded from operating results. A reconciliation to the comparable 2006 reported earnings guidance is not provided because it is not possible to provide a reliable forecast of specific line items such as Performance Excellence Process restructuring charges and other charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 2006 Reported Earnings to Operating Earnings Throughout this presentation there are references to operating earnings, operating earnings in areas of expected future investment and a potential profile of operating earnings for the years 2007 to 2010. These are not meant to constitute guidance, but rather are indicative of the long-term trends management currently expects from the business. It is likely that certain items that impact the company's reported results for those periods will be excluded from operating results. A reconciliation to the comparable reported earnings/net income amounts is not provided because it is not possible to provide a reliable forecast of specific line items such as Performance Excellence Process restructuring charges, impairments, and DTE2 implementation charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Forward Looking Projections: 2007-2010